UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2017 (April 25, 2017)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On April 25, 2017, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Daylight Saving Time, to discuss results of operations for the quarter ended March 31, 2017. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99 to this Current Report on Form 8-K.

The information contained in this Item 2.02 and Exhibit 99 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

During the conference call, management referred to non-Generally Accepted Accounting Principles ("GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-GAAP financial measures referred to during the conference call and the most directly comparable GAAP-based financial measures.
NON-GAAP FINANCIAL MEASURES
The following non-GAAP financial measures used by Peoples provide information useful to investors in understanding Peoples' operating performance and trends, and facilitate comparisons with the performance of Peoples' peers. The following tables summarize the non-GAAP financial measures derived from amounts reported in Peoples' consolidated financial statements:

	Three Months Ended
	March 31,	December 31,	March 31,
(in $000’s)	2017	2016	2016

Core fee-based income:
Total fee-based income	$13,334	$12,111	$13,054
Plus: System upgrade revenue waived	—	85	—
Core fee-based income	$13,334	$12,196	$13,054

	Three Months Ended
	March 31,	December 31,	March 31,
(in $000’s)	2017	2016	2016

Core non-interest expenses:
Total non-interest expense	$27,331	$27,282	$26,282
Less: System upgrade costs	—	746	—
Core non-interest expenses	$27,331	$26,536	$26,282

	Three Months Ended
	March 31,	December 31,	March 31,
(in $000’s)	2017	2016	2016

Efficiency ratio:
Total non-interest expense	$27,331	$27,282	$26,282
Less: Amortization of intangible assets	863	1,007	1,008
Adjusted non-interest expense	$26,468	$26,275	$25,274

Total fee-based income	$13,334	$12,111	$13,054

Net interest income	$26,945	$26,667	$25,767
Add: Fully tax-equivalent adjustment	513	517	508
Net interest income on a fully tax-equivalent basis	$27,458	$27,184	$26,275

Adjusted revenue	$40,792	$39,295	$39,329

Efficiency ratio	64.89%	66.87%	64.26%

Efficiency ratio adjusted for non-core items:
Core non-interest expenses	$27,331	$26,536	$26,282
Less: Amortization of intangible assets	863	1,007	1,008
Adjusted non-interest expense	$26,468	$25,529	$25,274
Core fee-based income	$13,334	$12,196	$13,054
Net interest income on a fully tax-equivalent basis	$27,458	$27,184	$26,275

Adjusted core revenue	$40,792	$39,380	$39,329

Efficiency ratio adjusted for non-core items	64.89%	64.83%	64.26%

	At or For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(in $000’s)	2017	2016	2016	2016	2016

Tangible Equity:
Total stockholders' equity	$443,009	$435,261	$440,637	$437,753	$428,486
Less: goodwill and other intangible assets	145,505	146,018	147,005	147,971	148,997
Tangible equity	$297,504	$289,243	$293,632	$289,782	$279,489

Tangible Assets:
Total assets	$3,459,276	$3,432,348	$3,363,585	$3,333,455	$3,294,929
Less: goodwill and other intangible assets	145,505	146,018	147,005	147,971	148,997
Tangible assets	$3,313,771	$3,286,330	$3,216,580	$3,185,484	$3,145,932

Tangible Book Value per Common Share:
Tangible equity	$297,504	$289,243	$293,632	$289,782	$279,489
Common shares outstanding	18,270,508	18,200,067	18,195,986	18,185,708	18,157,932

Tangible book value per common share	$16.28	$15.89	$16.14	$15.93	$15.39

Tangible Equity to Tangible Assets Ratio:
Tangible equity	$297,504	$289,243	$293,632	$289,782	$279,489
Tangible assets	$3,313,771	$3,286,330	$3,216,580	$3,185,484	$3,145,932

Tangible equity to tangible assets	8.98%	8.80%	9.13%	9.10%	8.88%

	Three Months Ended
	March 31,	December 31,	March 31,
(in $000’s)	2017	2016	2016

Pre-Provision Net Revenue:
Income before income taxes	$12,661	$10,744	$11,649
Add: provision for loan losses	624	711	955
Add: net loss on loans held-for-sale and OREO	—	33	1
Add: net loss on other assets	3	76	30
Less: net gain on securities transactions	340	68	96
Pre-provision net revenue	$12,948	$11,496	$12,539

Pre-provision net revenue	$12,948	$11,496	$12,539
Total average assets	$3,446,351	$3,386,519	$3,272,635

Pre-provision net revenue to total average assets (annualized)	1.52%	1.35%	1.54%

	At or For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(in $000’s)	2017	2016	2016	2016	2016

Annualized Net Income Excluding Amortization of Other Intangible Assets:
Net income	$8,809	$7,408	$7,792	$7,962	$7,995
Add: amortization of other intangible assets	863	1,007	1,008	1,007	1,008
Less: tax effect (at 35% tax rate) of amortization of other intangible assets	302	352	353	352	353
Net income excluding amortization of other intangible assets	$9,370	$8,063	$8,447	$8,617	$8,650

Days in the quarter	90	92	92	91	91
Days in the year	365	366	366	366	366
Annualized net income	$35,725	$29,471	$30,999	$32,023	$32,156
Annualized net income excluding amortization of other intangible assets	$38,001	$32,077	$33,604	$34,657	$34,790

Average Tangible Stockholders' Equity:
Total average stockholders' equity	$438,990	$438,238	$438,606	$430,072	$423,543
Less: average goodwill and other intangible assets	145,546	146,489	147,466	148,464	149,528
Average tangible stockholders' equity	$293,444	$291,749	$291,140	$281,608	$274,015

Return on Average Stockholders' Equity Ratio:
Annualized net income	$35,725	$29,471	$30,999	$32,023	$32,156
Average stockholders' equity	$438,990	$438,238	$438,606	$430,072	$423,543

Return on average stockholders' equity	8.14%	6.72%	7.07%	7.45%	7.59%

Return on Average Tangible Stockholders' Equity Ratio:
Annualized net income excluding amortization of other intangible assets	$38,001	$32,077	$33,604	$34,657	$34,790
Average tangible stockholders' equity	$293,444	$291,749	$291,140	$281,608	$274,015

Return on average tangible stockholders' equity	12.95%	10.99%	11.54%	12.31%	12.70%

Item 5.07     Submission of Matters to a Vote of Security Holders

On April 27, 2017, Peoples Bancorp Inc. (“Peoples”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”) at the Lafayette Hotel in Marietta, Ohio, with 15,780,768 (86.39%) of the

18,266,209 common shares outstanding and entitled to vote on the February 28, 2017 record date represented in person or by proxy.

Three Directors of Peoples were elected to serve terms of three years each (expiring in 2020): Tara M. Abraham, James S. Huggins and Brooke W. James. Other Directors of Peoples who continue to serve after the Annual Meeting include S. Craig Beam, George W. Broughton, David F. Dierker, David L. Mead, Susan D. Rector, Charles W. Sulerzyski and Terry T. Sweet.

The following is a summary of the voting results:

Nominee	For	Withheld	Abstentions	Broker Non-Votes
Tara M. Abraham	13,218,337	225,399	not applicable	2,337,031
James S. Huggins	12,816,835	626,902	not applicable	2,337,031
Brooke W. James	13,232,041	211,696	not applicable	2,337,031

Also at the Annual Meeting, Peoples' shareholders: (1) approved, in a non-binding advisory vote, the compensation of Peoples' named executive officers as disclosed in Peoples' proxy statement for the Annual Meeting; and (2) ratified the appointment of Ernst & Young LLP as Peoples' independent registered public accounting firm for the fiscal year ending December 31, 2017. The following is a summary of the voting results:

Proposal	For	Against	Abstentions	Broker Non-Votes
Non-binding advisory vote on executive compensation	13,067,953	242,901	132,883	2,337,031

Proposal	For	Against	Abstentions	Broker Non-Votes
Ratification of the appointment of independent registered public accounting firm	15,584,730	180,431	15,607	—

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable.

d) Exhibits
See Index to Exhibits below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	April 28, 2017	By:/s/	CHARLES W. SULERZYSKI
Charles W. Sulerzyski

President, Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit Number	Description
99	Transcript of conference call conducted by management of Peoples Bancorp Inc. on April 25, 2017 to discuss results of operations for the quarter ended March 31, 2017